UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 18, 2021

ACADIA REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12002	23-2715194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 60654

(Address of Principal Executive Offices) (Zip Code)

(914) 288-8100

(Registrant’s Telephone Number, Including Area Code)

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.       Other Events.

On March 18, 2021, Acadia Realty Trust (the “Company”), and Acadia Realty Limited Partnership (the “Partnership” and together with the Company, the “Company”) entered into Amendment No. 1 dated March 18, 2021 (“Amendment No. 1”) to the ATM Equity Offering Sales Agreement (the “Sales Agreement”) with each of BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Jefferies LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (collectively, the “Sales Agents”) and each of Bank of America, N.A., Citibank, N.A., Jefferies LLC, Wells Fargo Bank, National Association, Barclays Bank PLC, Truist Bank and Goldman Sachs & Co. LLC (collectively, the “Forward Purchasers”).

The common shares are being sold under the Company’s “at-the-market” program (“ATM Program”) pursuant to the Sales Agreement and will be issued pursuant to the Company’s shelf registration statement on Form S-3 ASR (File No. 333-249900), which became effective automatically upon filing with the Securities and Exchange Commission (the “Commission”) on November 6, 2020 (the “Registration Statement”). The prospectus supplement, which also reflects Amendment No. 1 to the Sales Agreement, was filed with the Commission on March 19, 2021 (the “Prospectus Supplement”). The purpose of Amendment No. 1 was to permit the Company to continue the original $250,000,000 ATM Program and update the references to the Registration Statement and Prospectus Supplement. As a result of prior sales under the ATM Program, as of March 18, 2021, the Company’s common shares having an aggregate gross sales price of up to $170,274,345 remain available for future issuance under the Sales Agreement. Of the $79,725,655 shares previously sold under the ATM Program, all of such shares were issued prior to November 9, 2019 and no shares have been sold under the ATM Program in 2021 as of the date of the Prospectus Supplement.

A copy of Amendment No. 1 is filed herewith as Exhibit 1.1 and is incorporated by reference herein. On March 18, 2021, Venable LLP delivered its legality opinion with respect to the common shares, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Amendment No. 1 to ATM Equity Offering Sales Agreement, dated March 18, 2021, among the Company, the Sales Agents and the Forward Purchasers.
5.1	Opinion of Venable LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACADIA REALTY TRUST

Date: March 19, 2021	By:	/s/ Jason Blacksberg
Name: Jason Blacksberg Title: Senior Vice President